Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,186,860.94
Previously Paid Amount	0.00
Total Fee Amount	2,631.31
Total Offset Amount	0.00
Net Fee	$ 2,631.31